Earnings Per Share (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2024	Dec. 31, 2023
Earnings per share [abstract]
Summary of Basic Earnings Per Share
Basic earnings per share are calculated by dividing the net income attributable to common stock by the number of common stocks in weighted average distribution, and the calculation details for the six months ended June 30, 2024, and 2023, are as follows:

Basic EPS	Earnings (Loss)	Weighted average number of shares	Per share amount

2024	(9,045,767)	28,995,240	(0.31)
2023	920,543	16,745,300	0.05

Basic earnings per share are calculated by dividing the net income attributable to common stock by the number of common stocks in weighted average distribution, and the calculation details are as follows:

Basic EPS	Earnings (Loss)	Weighted average number of shares	Per share amount
2023	(74,726,799)	18,451,377	(4.05)
2022	(5,892,144)	14,273,192	(0.41)
2021	(60,114,590)	5,928,439	(10.14)